                                                                   EXHIBIT 10.17


                                                   EXECUTION COPY



                               THE IT GROUP, INC.


                          THE GUARANTORS NAMED HEREIN


                                  $225,000,000


                  11 1/4 % Senior Subordinated Notes due 2009


                               Purchase Agreement


                                 April 6, 1999

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                              SALOMON SMITH BARNEY

                                  $225,000,000


                  Series A Senior Subordinated Notes due 2009


                               The IT Group, Inc.


                               PURCHASE AGREEMENT

                                                                  April  6, 1999

Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Smith Barney
c/o Donaldson, Lufkin & Jenrette
Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

          The IT Group, Inc., a Delaware corporation (the "Company"), proposes
                                                           -------
to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ")
                                                                           ---
and Salomon Smith Barney (each, an "Initial Purchaser" and collectively, the
                                    -----------------
"Initial Purchasers") an aggregate of $225,000,000 in principal amount of its 11
-------------------
1/4 % Series A Senior Subordinated Notes due 2009 (the "Series A Notes"),
                                                        --------------
subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be
                                                           ---------
dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and The Bank of New York, N.A., as trustee (the

"Trustee").  The Series A Notes and the Series B Notes (as defined below)
--------
issuable in exchange therefor are collectively referred to herein as the

"Notes."  The Notes will be guaranteed (the "Subsidiary Guarantees") by each of
 -----                                       ---------------------
the entities listed on Schedule A hereto (each, a "Guarantor" and collectively
                                                   ---------
the "Guarantors").  Capitalized terms used but not defined herein shall have the
     ----------
meanings given to such terms in the Indenture.

          Pursuant to the terms of an Asset Purchase Agreement, dated as of March 8, 1999 (the "Asset Purchase Agreement"), by and between the Company and
                    ------------------------
ICF Kaiser International, Inc., ("ICFK") the Company agreed to purchase specified assets and assume specified liabilities (including all of the issued and outstanding stock of certain subsidiaries of ICFK (the "EFM
                                                            ---
Subsidiaries"))("EFM") of ICFK Environment and Facilities Management Group (the
------------     ---
"EFM Acquisition").   In addition, pursuant to the terms of a Share Purchase
 ---------------
Agreement, dated February 5, 1999 (the "Roche Purchase Agreement" and, together
                                        ------------------------
with the Asset Purchase Agreement, the "Acquisition Agreements"), by and between
                                        ----------------------
the Company and the parties listed therein, the Company agreed to purchase all of the issued and outstanding capital stock of Roche Limited, Consulting Group (the "Roche Acquisition" and, together with the EFM Acquisition, the
      -----------------
"Acquisitions").  Following the Acquisitions and subject to certain conditions
-------------
and other provisions contained in the Acquisition Agreements, Roche Limited, Consulting Group ("Roche") and the EFM Subsidiaries will be wholly-owned
                   -----
subsidiaries of the Company.

          1. Offering Memorandum. The Series A Notes will be offered and sold to
             ----------------------
the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The
                                                                ---
Company and the Guarantors (other than Roche and the EFM Subsidiaries) have prepared a preliminary offering memorandum, dated March 19, 1999 (together with any information incorporated by reference therein, collectively, the "Preliminary
 -----------

Offering Memorandum") and a final offering memorandum, dated April 6, 1999
-------------------
(together with any information incorporated by reference therein, collectively, the "Offering Memorandum"), relating to the Series A Notes and the Subsidiary
     -------------------
Guarantees.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (the "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, EXCEPT AS SET FORTH IN THE NEXT
     SENTENCE.   BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN,
     THE HOLDER:

       (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A under the Act)(a "QIB"), (ii) IT HAS ACQUIRED THIS
       NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (as defined in Rule 501(A)(1), (2), (3) OR (7) of Regulation D under the Act (an "IAI"),

       (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
       (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (the form of which can be obtained from the Trustee) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

       (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

          2. Agreements to Sell and Purchase. On the basis of the
             ----------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to 11 1/4 % of the principal amount thereto (the "Purchase Price").
                                        --------------

          3. Terms of Offering. The Initial Purchasers have advised the Company
             -----------------
that the Initial Purchasers will make offers (the "Exempt Resales") of the
                                                   --------------
Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the
                             ----
Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i)
              ----------------------
and (ii) being referred to herein as the "Eligible Purchasers"). The Initial
                                          -------------------
Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100.0% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially
 -----------------------------
the form of Exhibit A hereto, for so long as such Series A Notes constitute

"Transfer Restricted Securities" (as defined in the Registration Rights
-------------------------------
Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the

"Commission") under the circumstances set forth therein, (i) a registration
-----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Company's Series B Senior Subordinated Notes due 2009 (the "Series B
                                                                   --------
Notes"), to be offered in exchange for the Series A Notes (such offer to
-----
exchange being referred to as the "Exchange Offer") and the Subsidiary
                                   --------------
Guarantees thereof or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the
                    ----------------------------
Exchange Offer Registration Statement, the "Registration Statements") relating
                                            -----------------------
to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement, the Asset Purchase Agreement and the Roche Purchase Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."
                                           -------------------

          4.  Delivery and Payment.
              ---------------------

          (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on April 9, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."
                                      ------------

          (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate
  ---
principal amount of the Series A Notes (collectively, the "Global Note"), shall
                                                           -----------
be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the

Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5. Agreements of the Company and the Guarantors. As of the date
             -----------------------------------------------
hereof, each of the Company and the Guarantors (other than the EFM Subsidiaries) and, as of the consummation of the EFM Acquisition, each of the EFM Subsidiaries, hereby agrees with the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) to the extent the Company is aware, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantors shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their respective representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, and to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions directly relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) For five years from the date hereof, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries, including without limitation, press releases, as the Initial Purchasers may reasonably request.

          (g) So long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                  --------
Act"), to make available to any holder of Series A Notes in connection with any
---
sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4)
                          ---------------------
under the Act.

          (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc.

("NASD") Automated Quotation System -PORTAL ("PORTAL"), (vii) the fees and
  ----                                        ------
expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

          (i) To use all commercially reasonable efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (j) To use all commercially reasonable efforts to obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

          (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Subsidiary Guarantees.

          (n) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

           (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

           (p) To use all commercially reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantees.

          6.  Representations, Warranties and Agreements of the Company and the
              -----------------------------------------------------------------
Guarantors. As of the date hereof, each of the Company and the Guarantors (other
----------
than the EFM Subsidiaries) and, upon consummation of the EFM Acquisition, each of the EFM Subsidiaries, represents and warrants to, and agrees with, the Initial Purchasers that:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Except as would not have a Material Adverse Effect (as defined below), each of the Company and its subsidiaries has been, and immediately after consummation of the Acquisitions will have been, duly incorporated, is, and immediately after consummation of the Acquisitions will be, validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has, and immediately after consummation of the Acquisitions will have, the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is, and immediately after consummation of the Acquisitions will be, duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or draw into question the validity of this Agreement or the other Operative Documents (a

"Material Adverse Effect").
------------------------

          (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (d) Immediately following the consummation of the Acquisitions, the entities listed on Schedule B hereto will be the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as set forth in the Offering Memorandum, are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").
                                            ----

          (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) and (ii) equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission
 ---     --------------------
applicable to an indenture which is qualified thereunder.

          (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) and (ii) equity principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) equity principles of general applicability.

          (i) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of each such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (j) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by each such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

          (k) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each

Guarantor in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) and (ii) equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

          (l) The Acquisition Agreements have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable against the Company in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effects of bankruptcy or other laws regarding fraudulent transfers or preferential transfers) and (ii) equitable principles of general applicability.

          (m) Neither the Company nor any of its subsidiaries is, or after consummation of the Acquisitions will be, in violation of its respective charter or by-laws or, to the Company's knowledge, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that in each case is reasonably likely to be material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

          (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or as have otherwise been obtained), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that in each case is reasonably likely to be material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict in any material respect with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization that in each case is reasonably likely to be material to the Company and its subsidiaries, taken as a whole.

          (o) Except as set forth in the Offering Memorandum, there are, and immediately after consummation of the Acquisitions there will be, no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (p) Neither the Company nor any of its subsidiaries has, and, to the Company's knowledge, immediately after consummation of the Acquisitions will have, violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental
                                                         -------------

Laws"), any provisions of the Employee Retirement Income Security Act of 1974,
----
as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or
             -----
the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (q) Except as set forth in the Offering Memorandum or as not reasonably likely to have a Material Adverse Effect, in connection with the Company's and its subsidiaries' contracts (including those contracts to be assumed in connection with the Acquisitions) with the United States, any agency, department or body thereof, or any state or local governmental entity (the

"Government"), or with any prime contractor or any upper-tier subcontractor
-----------
relating to a program in which the Government is a party, there are (i) no default notices, cure notices, notices of noncompliance, or known instances of noncompliance, (ii) no subpoenas or Governmental investigations, (iii) no internal investigations or voluntary disclosures by the Company or any of its subsidiaries, (iv) no notices or indications of any pending or proposed suspension or debarment and (v) no "whistleblower lawsuits."

          (r) Except as set forth in the Offering Memorandum, there are no costs or existing liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which are reasonably likely to have, singly or in the aggregate, a Material Adverse Effect.

          (s) Except for those contracts acquired in the EFM Acquisition and listed on a schedule to the Asset Purchase Agreement, each of the Company and its subsidiaries has, and immediately after consummation of the Acquisitions will have, such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made
                                              -------------
all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is, and, to the Company's knowledge, after consummation of the Acquisitions will be, valid and in full force and effect and each of the Company and its subsidiaries is, and after consummation of the Acquisitions will be, in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction is not reasonably likely to have, singly or in the aggregate, have a Material Adverse Effect.

          (t) The accountants, Ernst & Young LLP, PricewaterhouseCoopers LLP and Mallette Maheu General Partnership Chartered Accountants, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum, are independent public accountants with respect to the Company and its subsidiaries (including EFM and Roche), as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements under the Act.

          (u) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (v) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (w) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (x) Except as disclosed in the Offering Memorandum or Schedule G, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

          (y) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (z) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

          (aa) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development that, singly or in the aggregate, is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole,
(ii) there has not been any material adverse change or any development that, singly or in the aggregate, is reasonably likely to have a material adverse effect on the capital stock or in the long term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (bb) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (cc) When the Series A Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (dd) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ee) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes
                             ------------
or the Subsidiary Guarantees.

          (ff) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (gg) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

          (hh) Each of the Company and the Guarantors is a "reporting issuer", as defined in Rule 902 under the Act.

          (ii) No registration under the Act of the Series A Notes or the Subsidiary Guarantees is required for the sale of the Series A Notes and the Subsidiary Guarantees to the Initial

Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (jj) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

          (kk) There is, and, to the Company's knowledge, immediately after consummation of the Acquisitions will be, no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, is not reasonably likely to have a Material Adverse Effect. To the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

          (ll) The Company and each of its subsidiaries maintains, and immediately after consummation of the Acquisitions will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (mm) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been, and immediately after consummation of the Acquisitions will have been, filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (nn) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

          (oo) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the

Subsidiary Guarantees, or suspends the sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e).

          (pp) The jurisdictions listed on Schedule D attached hereto are the
                                           ----------
jurisdictions in which it is material for the Company and the Guarantors to be qualified to do business. The Company and the Guarantors listed on Schedule D are qualified to do business in each of the jurisdictions listed on Schedule D.

          (qq) On the Closing Date, the EFM Subsidiaries shall be formally dissolved under the Delaware General Corporation Law, and all of the assets and liabilities of such subsidiaries shall be contributed to IT Environmental and Facilities, Inc., a Delaware corporation.

          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7. Initial Purchasers' Representations and Warranties. Each of the
             --------------------------------------------------
Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

          (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A or (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which can be obtained from the Trustee and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees.

          (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

          (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

     "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
     (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and Such Initial Purchaser hereby consents to such reliance.

          8.  Indemnification.
              ----------------

          (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum, as then amended or supplemented, (so long as the Offering Memorandum and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum, as so amended or supplemented.

          (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum, and not with respect to the information provided by any other Initial Purchaser.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the

"indemnified party"), the indemnified party shall promptly notify the person
------------ -----
against whom such indemnity may be sought (the "indemnifying party") in writing
                                                ------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the reasonable fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the

Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9. Conditions of Initial Purchaser's Obligations. The obligations of
             ---------------------------------------------
the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating accorded any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and
(iii) no such rating organization shall
have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development that, singly or in the aggregate, is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development that, singly or in the aggregate, is reasonably likely to have a material adverse effect on the capital stock or in the long term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (d) You shall have received on the Closing Date (a) a certificate dated the Closing Date, signed by the Vice President and Treasurer of the Company and (b) certificates dated the Closing Date, signed by the Vice President and Treasurer of each of the Guarantors, which certificates shall confirm the matters set forth in Sections 6(q), 6(aa), 9(a) and 9(b) and state that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Company and the Guarantors, to the effect that:

                    (i) the Company and IT Corporation and Groundwater
               Technology, Inc. (together, the "Covered Entities"; and IT
                                                ----------------
               Corporation and Groundwater Technology, Inc. together being the

               "Covered Guarantors") have been duly incorporated, are validly
               -------------------
               existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have the corporate power and authority to carry on their respective businesses as described in the Offering Memorandum and to own, lease and operate their respective properties;

                    (ii) the Company is duly qualified and in good standing as a foreign corporation authorized to do business in the jurisdictions listed under its name on Schedule D attached hereto;

                    (iii) the Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (x) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers) and (y) equitable principles of general applicability;

                    (iv) the Indenture (including, without limitation, with
               respect to each Subsidiary Guarantor, the Subsidiary Guarantee set forth in Article 11 therein) has been duly authorized, executed and delivered by the Company and each of the Covered Entities and, assuming the due authorization, execution and delivery by each of the Guarantors listed on Schedule A hereto other than Covered Guarantors (collectively, the "Foreign
                                                                 -------
               Guarantors") (and that each Foreign Guarantor has requisite
               ----------
               corporate power), is a valid and binding agreement of the Company and the Guarantors that is enforceable against the Company, and the Guarantors in accordance with its terms except as the enforceability thereof may be limited by (x) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers) and (y) equitable principles of general applicability;

                    (v) this Agreement has been duly authorized, executed and
               delivered by each of the Covered Entities;

                    (vi) the Registration Rights Agreement has been duly
               authorized, executed and delivered by each of the Covered Entities and, assuming the due authorization, execution and delivery by each of the Foreign Guarantors, is a valid and binding agreement of the Company, and the Guarantors (and that each Foreign Guarantor has requisite corporate power), enforceable against the Company and the Guarantors in accordance with its terms, except as the enforceability thereof may be limited by (x) bankruptcy, insolvency or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers) and (y) equitable principles of general applicability;

                    (vii) the Series B Senior Notes have been duly authorized by the Company;

                    (viii) the statements under the captions "Description of Capital Stock," "Federal Income Tax Considerations for Non-U.S. Holders," and "Description of Notes" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                    (ix) the execution, delivery and performance of this
               Agreement and the other Operative Documents by the Covered Entities, the compliance by each of the Covered Entities with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of any of the Covered Entities or any indenture, loan agreement, mortgage, lease or other agreement or instrument that has been identified by the Company to such counsel as being material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company's or any of its subsidiaries' respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, which is reasonably likely to have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, and that is known to such counsel, which is reasonably likely to have a Material Adverse Effect, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries.

                    (x) the Company is not and, after giving effect to the
               offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                    (xi) the Indenture complies as to form in all material
               respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

                    (xii) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' respective representations and agreements contained in Section 7 of this Agreement and (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(dd), (ee) and (ff) of this Agreement.

          In addition, Gibson, Dunn & Crutcher LLP shall state that, in the course of the preparation by the Company of the Offering Memorandum, such counsel has participated in conferences and discussions with officers and other representatives of the Company and others at which the contents of the Offering Memorandum were discussed. Although such counsel has not independently verified, is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements and information included in the Offering Memorandum, no facts have come to such counsel's attention which cause such counsel to believe that the Offering Memorandum (except for any financial statements and notes and schedules thereto, pro form financial information or other financial or accounting data contained or incorporated by reference therein, as to all of which such counsel makes no comment), as of the date thereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

          The opinion of Gibson, Dunn & Crutcher LLP described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of James M. Redwine, Senior Corporate Counsel of the Company and the Guarantors, to the effect that:

                    (i) each of the Foreign Guarantors, other than the Covered
               Guarantors, Beneco Enterprises Inc. ("Beneco") and OHM
                                                     ------
               Remediation Services Corp. ("OHM Remediation"), has been duly
                                            ---------------
               incorporated, is validly existing as a corporation, is in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its respective businesses as described in the Offering Memorandum and to own, lease and operate its respective properties;

                    (ii) each of the Guarantors  is duly qualified and in good standing as a foreign corporation authorized to do business in the jurisdictions listed under its name on Schedule D attached hereto;

                    (iii) all of the outstanding shares of capital stock of each of the Guarantors has been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company;

                    (iv) the Indenture (including without limitation, with
               respect to each Subsidiary Guarantor, the Subsidiary Guarantees set forth in Article 11 therein) has been duly authorized, executed and delivered by the Foreign Guarantors, other than the Covered Entities, Beneco and OHM Remediation;

                    (v) this Agreement has been duly authorized, executed and
               delivered by the Foreign Guarantors, other than the Covered Entities, Beneco and OHM Remediation;

                    (vi) the Registration Rights Agreement has been duly
               authorized, executed and delivered by the Foreign Guarantors, other than the Covered Entities, Beneco and OHM Remediation;

                    (vii) to the best of such counsel's knowledge, none of the Guarantors is in violation of its respective charter or by-laws, and none of the Guarantors is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is listed as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 25, 1998, which default, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

                    (viii) the execution, delivery and performance of this Agreement and the other Operative Documents by the Guarantors, other than the Covered Guarantors, the compliance by each of the Guarantors, other than the Covered Guarantors, with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

                    (ix) except as disclosed in the Offering Memorandum, after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                    (x) to the knowledge of such counsel, neither the Company
               nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                    (xi) each of the Company and its subsidiaries has such
               Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To the best of such counsel's knowledge, (a) each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; (b) no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; (c) and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to comply with clauses (a), (b) or (c) would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect;

                    (xii) to the best of such counsel's knowledge after due inquiry, and except as disclosed in the Offering Memorandum there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement;

          In addition, such counsel shall state that, in the course of the preparation by the Company and the Guarantors of the Offering Memorandum, such counsel has participated in conferences and discussions with officers and other representatives of the Company and others at which the contents of the Offering Memorandum were discussed. Although such counsel has not independently verified, is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements and information included in the Offering Memorandum, no facts have come to such counsel's attention which cause such counsel to believe that the Offering Memorandum (except for any financial statements and notes and schedules thereto, pro form financial information or other financial or accounting data contained or incorporated by reference therein, as to all of which such counsel make no comment), as of the date thereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

          (g) You shall have received on the Closing Date an opinion (satisfactory to counsel for the Initial Purchasers), dated the Closing Date, of local counsel for each of Beneco and OHM Remediation to the effect that:

                    (i) Such Guarantor has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                    (ii) the Subsidiary Guarantees have been duly authorized,
               executed and delivered by each of Beneco and OHM Remediation (as applicable);

                    (iii) the Indenture has been duly authorized, executed and delivered by each of Beneco and OHM Remediation (as applicable);

                    (iv) this Agreement and the Registration Rights Agreement
               has been duly authorized, executed and delivered by each of Beneco and OHM Remediation;

                    (v) the execution, delivery and performance of this
               Agreement and the other Operative Documents (as applicable) by each of Beneco and OHM Remediation (as applicable), the compliance by Beneco and OHM Remediation with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Beneco and OHM Remediation (as applicable), and

                    (vi) the Series B Notes have been duly authorized by each of
               Beneco and OHM Remediation (as applicable).

               (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

               (i) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Ernst & Young LLP, Pricewaterhouse Coopers LLP and Mallette Maheu General Partnership Chartered Accountants, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (j) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

               (k) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

               (l) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

               (m) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

               (n) Any defaults or violations under or in connection with any Credit Facilities (as such term is defined in the Offering Memorandum) to which Roche or any of its subsidiaries is a party shall be waived or cured, except for such defaults or violations that would not, singly or in the aggregate, have a Material Adverse Effect.

               (o) Any guarantees of any indebtedness to which any of the EFM Subsidiaries are a party shall have been released.

               (p) The Credit Agreement (as such term is defined in the Offering Memorandum) shall have been amended in a manner satisfactory to the Initial Purchasers.

               (q) Each condition to the closing of the Acquisitions shall have been satisfied or waived. There shall exist at and as of the Closing Date no conditions that would constitute a default under the Acquisition Agreements. On the Closing Date, the Acquisitions shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Initial Purchasers shall have received evidence satisfactory to the Initial Purchasers of the consummation thereof.

          10. Effectiveness of Agreement and Termination. This Agreement shall
              ------------------------------------------
become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the opinion of the Initial Purchasers materially and adversely affects, or will materially and adversely affect, the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the opinion of the Initial Purchasers has a material adverse effect on the financial markets in the United States.

          If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part
of any non-defaulting Initial Purchaser and the Company.   In any such case
which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          11.  Dissolution of Certain Subsidiaries. The Company shall use all
               -----------------------------------
commercially reasonable efforts to dissolve the subsidiaries listed on Schedule E attached hereto as soon as practicable after the date hereof.

          12. Miscellaneous. Notices given pursuant to any provision of this
              -------------
Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to The IT Group, Inc., 2790 Mosside Boulevard, Monroeville, Pennsylvania 15146-2792, Attention: General Counsel and (ii) if to the Initial

Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchases set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to
Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and their respective officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' respective directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                              Very truly yours,

                              THE IT GROUP, INC.

                              By:
                                 -----------------------------------------------
                                 Name:   James G. Kirk
                                 Title:  Vice President, General Counsel and
                                         Secretary

                              ALASKA REMEDIATION SERVICES CORP.
                              BENECO ENTERPRISES, INC.
                              FLUOR DANIEL ENVIRONMENTAL SERVICES,   INC.
                              GCAP SERVICES, INC.
                              GRADIENT CORPORATION
                              GROUNDWATER TECHNOLOGY, INC.
                              IT C&V OPERATIONS, INC.
                              IT CORPORATION
                              IT CORPORATION OF NORTH CAROLINA
                              IT E&C OPERATIONS, INC.
                              IT ENVIRONMENTAL AND FACILITIES, INC.
                              IT INTERNATIONAL HOLDINGS, INC.
                              IT INTERNATIONAL INVESTMENTS, INC.
                              IT INTERNATIONAL OPERATIONS, INC.
                              IT INVESTMENT HOLDINGS, INC.
                              IT JAPAN SERVICES, INC.
                              IT KOREA SERVICES, INC.
                              IT TULSA HOLDINGS, INC.
                              JELLINEK, SCHWARTZ AND CONNOLLY, INC.
                              JSC INTERNATIONAL, INC.
                              LANDBANK, INC.
                              LANDBANK REMEDIATION CORP.
                              PACIFIC ENVIRONMENTAL GROUP INC.
                              PHR ENVIRONMENTAL CONSULTANTS, INC.
                              SIELKEN, INC.
                              OHM CORPORATION.
                              OHM REMEDIATION SERVICES, CORP.
                              37-02 COLLEGE POINT BOULEVARD, LLC
                              EMPIRE STATE I, LLC
                              EMPIRE STATE II, LLC
                              KATO ROAD LLC
                              LANDBANK ENVIRONMENTAL PROPERTIES LLC
                              NORTHEAST RESTORATION COMPANY, LLC
                              THE DORCHESTER GROUP

                              By:
                                 -----------------------------------------------
                              Name:   James G. Kirk
                              Title:  Vice President and General Counsel

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Donaldson, Lufkin & Jenrette Securities Corporation

By:
  -------------------------------------
  Name:
  Title:

Salomon Smith Barney


By:
  -------------------------------------
  Name:
  Title:

                                   SCHEDULE A

                                   Guarantors

ALASKA REMEDIATION SERVICES CORP., an Alaska corporation

BENECO ENTERPRISES, INC., a Utah corporation

FLUOR DANIEL ENVIRONMENTAL SERVICES, INC., a California corporation (name to be changed)

GCAP SERVICES, INC., a Delaware corporation

GRADIENT CORPORATION, a Massachusetts corporation

GROUNDWATER TECHNOLOGY, INC., a Delaware corporation

IT C&V OPERATIONS, INC., a Delaware corporation

IT CORPORATION, a California corporation

IT CORPORATION OF NORTH CAROLINA, a North Carolina corporation

IT E&C OPERATIONS, INC., a Delaware corporation

IT ENVIRONMENTAL AND FACILITIES, INC., a Delaware corporation

IT INTERNATIONAL HOLDINGS, INC., a Delaware corporation

IT INTERNATIONAL INVESTMENTS, INC., a Delaware corporation

IT INTERNATIONAL OPERATIONS, INC., a Delaware corporation

IT INVESTMENT HOLDINGS, INC., a Delaware corporation

IT JAPAN SERVICES, INC., a Delaware corporation

IT KOREA SERVICES, INC., a Delaware corporation

IT TULSA HOLDINGS, INC., an Oklahoma corporation

JELLINEK, SCHWARTZ AND CONNOLLY, INC., a District Columbia corporation

JSC INTERNATIONAL, INC., a District of Columbia corporation

LANDBANK, INC., a Delaware corporation

LANDBANK REMEDIATION CORP., a Delaware corporation

PACIFIC ENVIRONMENTAL GROUP INC.,  a California corporation

PHR ENVIRONMENTAL CONSULTANTS, INC., a Delaware corporation

SIELKEN, INC., a Texas corporation

OHM CORPORATION., an Ohio corporation

OHM REMEDIATION SERVICES, CORP., an Ohio corporation

37-02 COLLEGE POINT BOULEVARD, LLC, a Delaware LLC

EMPIRE STATE I, LLC, a Delaware LLC

EMPIRE STATE II, LLC, a Delaware LLC

KATO ROAD LLC, a California LLC

LANDBANK ENVIRONMENTAL PROPERTIES LLC, a Delaware LLC

NORTHEAST RESTORATION COMPANY, LLC, a Delaware LLC

THE DORCHESTER GROUP, a Delaware LLC

                                   SCHEDULE B

                                  Subsidiaries

OHM Corporation (Ohio)
Beneco Enterprises Inc.
OHM Remediation Services Corp.
OHM Remediation Services of Canada, Ltd.
Alaska Remediation Services Corp.
Groundwater Technology, Inc.
IT International Investments, Inc.
Fluor Daniel Environmental Services, Inc.
IT Environmental (Australia) PTY, Ltd.
IT Group Infrastructure and Environmental, Ltd.
GTI Italia, S.R.L.
IT Korea Services, Inc.
IT Japan Services, Inc.
International Technology Europe Ltd.
IT International Operations, Inc.
IT International Holdings, Inc.
IT-Tulsa Holdings, Inc.
IT Corporation
Universal Professional Insurance Company
IT-International Technology Espana S.A.
IT E&C Operations, Inc.
IT-Europe Pollution Control Engineering, Ltd.
Chi Mei International Technology Co., Ltd.
Chi Mei Entech Co., Ltd.
PHR Environmental Consultants, Inc.

IT Environmental and Facilities, Inc.
IT Corporation Korea Branch
Gradient Corporation
Pacific Environmental Group, Inc.
IT Corporation Limited
KOHAP-IT Ltd.
IT Corporation De Mexico
IT Corporation of North Carolina
IT C&V Operations, Inc.
IT Investment Holdings, Inc.
Jellinek, Schwartz and Connolly, Inc.
GCAP Services, Inc.
Landbank, Inc.
Sielken, Inc.
JSC International, Inc.
JSC International, Ltd.
Landbank Environmental Properties LLC
Kato Road LLC
Landbank Remediation Corp.
Northeast Restoration Company, LLC
Empire State I, LLC
Empire State II, LLC
The Dorchester Group (Delaware LLC)
37-02 College Point Boulevard, LLC
Roche Ltee, Groupe Conseil / Roche Ltd., Consulting Group
3280365 Canada Inc.
Amikwiche Construction Ltee

CFCL Roche International Limited
Evaluation J.M. Fournier Inc.
Les Impressions Integrales Inc.
Les Consultants En Environnement Argus 2000 Inc.
Roche Construction Inc.
Rosaire Despres & Associes Inc.
Soderoc Developpement Ltee
Proton Technology Company Limited
Evimbec LtEe
Chevalier, Hughes & Associes (1992) Inc.
Roche International Inc.
A.C.T. International Inc.
Groupe Conseil Forchemex LtEe
Roche Gestion Services Publics Inc.

                                   SCHEDULE C

                                                                                    Principal Amount
                              Initial Purchasers                                        of Notes
                              ------------------                                    -----------------
Donaldson, Lufkin & Jenrette
    Securities Corporation............................................                $112,500,000
Salomon Smith Barney..................................................                $112,500,000
                                                                                      ------------
      Total...........................................................                $225,000,000
                                                                                      ============

                                   SCHEDULE D

                         Jurisdictions where Qualified
                    to do Business as a Foreign Corporation

OHM Remediation Services, Inc.
------------------------------

California
Hawaii
Massachusetts
Pennsylvania
Virginia

IT CORPORATION
--------------

Alaska
Florida
Illinois
Kentucky
Louisiana
Maryland
Michigan
New Jersey
New Mexico
Nevada
New York
Ohio
South Carolina
Tennessee
Texas
Virginia

Groundwater Technology, Inc.
----------------------------

California
New York
Texas

                                   SCHEDULE E

                          Subsidiaries to be Dissolved

1.  Environmental Financial Services Corporation, a Delaware corporation

2.  Environmental Treatment and Technology Corporation, a Delaware corporation

3.  Groundwater Technology Government Services, Inc., a Delaware corporation

4.  Groundwater Technology Overseas Corp., a Delaware corporation

5.  GTI Investment Company, a Delaware corporation

6.  Isobar, Inc., a California corporation

7.  IT Hanford, Inc., a Washington corporation

8.  OHM Corporation, a Nevada corporation

9.  OHM Environmental Resources Management Corp., an Ohio corporation

10.  OHM International, Inc., a Delaware corporation

11.  OHM Savannah River Corp., an Ohio corporation

12. ICF Kaiser Defense Programs, Inc. (to be dissolved simultaneously with the consummation of the EFM Acquisition)
13. ICF Kaiser Remediation Company (to be dissolved simultaneously with the consummation of the EFM Acquisition)
14. ICF Kaiser Logistics, Inc. (to be dissolved simultaneously with the consummation of the EFM Acquisition)
15. ICF Kaiser Logistics Oak Ridge, Inc. (to be dissolved simultaneously with the consummation of the EFM Acquisition)
16. ICF Kaiser Site Solutions, Inc. (to be dissolved simultaneously with the consummation of the EFM Acquisition)

                                   SCHEDULE G

                              Registration Rights

1. The Carlyle Group has registration rights under the Registration Rights Agreement International Technology and certain investors signatory thereto, dated November 20, 1996.

2. The IT Group, Inc. currently has an effective shelf registration statement on file (File No. 333-07647) in connection with its acquisition of the Gradient Corporation.

3. Pursuant to the terms of the acquisition agreements in connection with the acquisition of Jellinek, Schwartz and Connolly, Inc., PHR Environmental Consultants, Inc., Pacific Environmental Group Inc., Landbank, Inc., and Beneco Enterprises, Inc., the sellers are entitled to receive post-closing earn-out payments in the form of cash or stock, in the Company's discretion. If stock is given, the sellers have registration rights with respect to such stock.